UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2011

MADISON BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54081	27-2585073
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9649 Belair Road, Suite 300, Baltimore, Maryland  21236
(Address of principal executive offices) (Zip Code)

(410) 529-7400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On February 9, 2011, Madison Bancorp, Inc. (the “Company”) announced its unaudited financial results for the three months and nine months ended December 31, 2010.  For more information, reference is made to the Company’s press release dated February 9, 2011, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01    Financial Statements and Exhibits

(d)   Exhibits

The following exhibit is furnished herewith:

Number	Description
99.1	Press Release dated February 9, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MADISON BANCORP, INC.

Date: May 20, 2011	By:	/s/ Michael P. Gavin
Michael P. Gavin
President, Chief Executive Officer and Chief Financial Officer